SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the
                                         Commission Only (as permitted
                                         by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or
     Rule 14a-12

                        DATRON SYSTEMS INCORPORATED
-------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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

                  DATRON SYSTEMS INCORPORATED

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
        TO BE HELD MONDAY, AUGUST 18, 1997 AT 11:00 A.M.


To the Stockholders of Datron Systems Incorporated:

     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of DATRON SYSTEMS INCORPORATED will be held at the Company's headquarters at 304 Enterprise Street, Escondido, California on August 18, 1997 at 11:00 A.M. for the following purposes:

                    1. To elect seven directors to hold office until the next annual meeting of stockholders and until their successors are elected and qualified;

                    2.   To approve the Employee Stock Purchase Plan;
               and

                    3. To transact any other business that properly comes before the meeting and any adjournments thereof.

     Only stockholders of record at the close of business on June 23, 1997 are entitled to notice of, and to vote at, the meeting and any adjournments and postponements thereof.

                                        By Order of the Board of Directors


                                         Victor A. Hebert
                                         Secretary

Escondido, California
July 8, 1997


__________________________________________________________________

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,
          PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY CARD
          AS SOON AS POSSIBLE IN THE ENCLOSED POSTPAID
          ENVELOPE.
________________________________________________________________

                   DATRON SYSTEMS INCORPORATED
                           _________

                        PROXY STATEMENT


To the Stockholders of Datron Systems Incorporated:

     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Datron Systems Incorporated, a Delaware corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders and any adjournments and postponements thereof (the "Annual Meeting") to be held at 11:00 a.m. on Monday, August 18, 1997, at the Company's principal executive offices. The Company's principal executive offices are located at 304 Enterprise Street, Escondido, California 92029; the Company's telephone number is (760) 747-3734.

     Only stockholders of record as of the close of business on June 23, 1997 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, 2,664,416 shares of the Company's common stock, $0.01 par value, (the "Common Stock") were outstanding. Holders of Common Stock are entitled to one vote for each share of Common Stock held.

     Any stockholder giving a proxy in the form accompanying this Proxy Statement has the power to revoke the proxy prior to its use. A proxy can be revoked (i) by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, (ii) by a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or (iii) by voting in person at the Annual Meeting. Attendance at the Annual Meeting alone will not revoke a proxy.

     A stockholder who abstains from voting on any or all matters will be deemed present at the meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the stockholder has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and/or does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters.

     The approximate date on which this Proxy Statement and the accompanying proxy card are being mailed to the Company's stockholders is July 8, 1997. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. Costs of solicitation will be borne by the Company.

       PROPOSAL 1 - NOMINATION AND ELECTION OF DIRECTORS

     Nominees

     Seven directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their respective successors are elected and qualified. The Company will nominate the seven incumbent directors. All of these directors were elected at the Company's last annual meeting. If any nominee is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected. Proxies received will be voted "FOR" the election of the nominees named below unless marked to the contrary. Pursuant to applicable Delaware law, assuming the presence of a quorum, seven directors will be elected from among those persons duly nominated for such positions by a plurality of the votes actually cast by stockholders entitled to vote at the meeting who are present in person or by proxy. Thus, the seven nominees who receive the highest number of votes in favor of their election will be elected, regardless of the number of abstentions or non-votes.

     The following table sets forth certain information regarding each nominee as of June 19, 1997.

                               Positions         Common Stock   Percentage
                               with              Beneficially   Ownership
Name                      Age  the Company       Owned<F1><F2>
--------------            ---  ---------------   ------------   ----------
Richard W. Pershing       69   Chairman of the   25,226<F3>      1.0%
                               Board; Director

David A. Derby            55   President and     89,194          3.3%
                               Chief Executive
                               Officer; Director

Kent P. Ainsworth         51   Director          12,088          0.5%

Michael F. Bigham         39   Director           1,650          0.1%

Adrian C. Cassidy         81   Director          17,700<F4>      0.7%

Peter F. Scott            70   Director           9,722<F5>      0.4%

Robert D. Sherer          61   Director           7,050          0.3%

_______________________________
<F1> Assumes the exercise of all outstanding options held by  such person  to the extent exercisable on or before August 18, 1997  and that  no  other  person  has  exercised  any  outstanding  options.
     Includes 5,000, 22,500, 6,650, 1,650, 6,650, 6,650 and 6,650 shares subject  to  options  held by Messrs. Pershing,  Derby,  Ainsworth,
     Bigham, Cassidy, Scott and Sherer, respectively.

<F2> The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the other footnotes to this table.

<F3> Excludes 1,099 shares owned of record by Mr. Pershing's wife.
     Mr. Pershing disclaims beneficial ownership of all such shares.

<F4> Includes 6,050 shares owned by a trust of which Mr. Cassidy is co-trustee and a beneficiary.

<F5> Includes 3,072 shares owned by a trust of which Mr. Scott is a co-trustee and a beneficiary.

     Business Experience of the Nominees

      Richard W. Pershing has been a director of the Company since 1979 and Chairman of the Board of Directors of the Company since September 1984.

      David A. Derby has been a director, President and Chief Executive Officer of the Company since May 1982. He also was President of the Company's wholly owned subsidiary, Datron World Communications Inc.
(formerly known as Trans World Communications, Inc.), from March 1993 through March 1995. He has been a director of AML Communications, Inc. since December 1995.

      Kent P. Ainsworth has been a director of the Company since May 1985. From May 1985 until December 1986, he was President and Chief Executive Officer of Hale Systems, Inc., of which the Company's predecessor, a California corporation, was a subsidiary prior to May 1985. From January until October 1987, Mr. Ainsworth was a consultant. From October 1987 through February 1990, Mr. Ainsworth was Chief Financial Officer of Di Giorgio Corporation. From January 1991 until April 1996 he was Vice President and Chief Financial Officer of U.R.S. Corporation. Since April 1996, he has been Executive Vice President and Chief Financial Officer of U.R.S. Corporation.

      Michael F. Bigham became a director of the Company in May 1996. Since July 1, 1996, he has been President and Chief Executive Officer of Coulter Pharmaceutical Inc. He previously was Chief Financial Officer and Executive Vice President for Operations of Gilead Sciences, Inc., positions he held from 1989 and 1994, respectively. From July 1988 until April 1992 he was Vice President of Corporate Development of Gilead Sciences, Inc.

      Adrian C. Cassidy has been a director of the Company since September 1984. He was a director of Basic American Foods, Inc. from 1979 to 1988. He is presently a director of Clemente Global Growth Fund, Inc. and First Philippine Fund, Inc., positions he has held since 1987 and 1989, respectively. From June 1986 to April 1990, he was senior marketing executive for Discount Corporation of New York Advisors. He also works as a financial consultant.

      Peter F. Scott became a director of the Company in September 1984. He was a director, President, Chief Executive Officer and Chairman of Di Giorgio Corporation from 1974, 1980, 1982 and 1984, respectively, through February 1990. On July 1, 1992, Mr. Scott became President and Chief Executive Officer of Blue Shield of California. He retired from that position on October 1, 1993.

      Robert D. Sherer became a director of the Company in May 1989. He is the President and owner of Quality Concepts, Inc., which he founded in 1986.

      All directors hold office until the next annual meeting of stockholders and until their successors are elected and qualified. There are no family relationships between any directors or executive officers of the Company.

     Meetings and Committees of the Board

      Regular meetings of the Board are generally held on a quarterly basis, while special meetings are called when necessary. The Board held four (4) meetings during the fiscal year ended March 31, 1997 ("Fiscal 1997"). During Fiscal 1997, each incumbent director attended 75% or more of the meetings of the Board and of Board committees on which such director served with the exceptions of Mr. Ainsworth, who attended 57% of such meetings, and Mr. Bigham, who attended 67% of Board meetings held after he became a director. Each director who is not an employee of the Company receives an attendance fee of $1,000 for each meeting of the Board and $500 for each meeting of any committee on which the director serves and an annual retainer of $5,000.

      The Board presently has two standing committees, the Audit Committee and the Compensation Committee.

     Audit Committee

      During Fiscal 1997, the Audit Committee consisted of Messrs. Ainsworth, Scott and Sherer. This committee consults with the Company's auditors concerning their auditing plan, the results of their audit, the appropriateness of accounting principles utilized by the Company and the adequacy of the Company's general accounting controls. This committee met two (2) times during Fiscal 1997.

     Compensation Committee

     During Fiscal 1997, the Compensation Committee consisted of Messrs. Ainsworth, Cassidy and Scott. The function of the Compensation Committee is to recommend to the Board of Directors the salary and bonus levels of officers and directors of the Company and to administer the Company's 1985 Stock Option Plan and the Company's 1995 Stock Option Plan (collectively, the "Stock Option Plans"). If approved by the Shareholders, the Employee Stock Purchase Plan of the Company will be administered by the Compensation Committee. The Compensation Committee met one (1) time during Fiscal 1997.

      The Company previously had an Administration Committee for Stock Option Plans. The duties of that Committee were transferred to the Compensation Committee effective November 7, 1996. The Administration Committee consisted of Messrs. Derby and Pershing, and met one (1) time in Fiscal 1997 prior to assumption of its duties by the Compensation Committee.



PROPOSAL 2 - APPROVAL OF THE COMPANY'S
EMPLOYEE STOCK PURCHASE PLAN


     General

     On May 19, 1997, the Board of Directors approved the Employee Stock Purchase Plan (the "Purchase Plan"), subject to the approval of the Company's stockholders. The purposes of the Purchase Plan are to give eligible employees an opportunity to share in the success of the Company by purchasing common shares at a favorable price and to pay for the purchases solely by means of payroll deductions, thereby encouraging employees to focus on long-range objectives, to allow the Company to attract and retain employees with exceptional qualifications, and to link employee and stockholder interests through equity ownership. Approximately 300 of the Company's employees may elect to participate in the Purchase Plan.

     Principal Features of the Purchase Plan

      The text of the Purchase Plan is set forth in Appendix A to this Proxy Statement. The following summary of the Purchase Plan's principal features does not purport to be complete. It is subject to, and qualified in its entirety by, the full text of the Purchase Plan in Appendix A.

     Administration.

      The Purchase Plan is administered by the Board of Directors of the Company, which may delegate administration of the Purchase Plan to a Committee. Following establishment of the Purchase Plan and fixing initial offering terms pursuant to the Purchase Plan, the Board of Directors has delegated the administration of the Purchase Plan to the Compensation Committee of the Board of Directors. References in this description of the Purchase Plan to the "Board" also include the Compensation Committee. The Board will prescribe guidelines and forms for the implementation and administration of the Purchase Plan, interpret the provisions of the Purchase Plan and make all other substantive decisions regarding operation of the Purchase Plan.

     Shares Reserved for the Purchase Plan.

     The Company has reserved 200,000 shares for sale pursuant to rights granted under the Purchase Plan, to be adjusted for the effect of any stock split, stock dividend and the like.

     Participation Periods.

      The Board may provide for the grant of rights to purchase Common Stock of the Company to eligible employees (an "Offering") on a date or dates to be selected by the Board. The Board has initially provided for successive Offerings (the "Planned Offerings"), each of six months duration, commencing each July 1 and January 1, beginning July 1, 1997. Unless otherwise provided herein, the terms of the Purchase Plan described herein as applicable to an Offering under the Purchase Plan are applicable to the Planned Offerings. The Board may suspend or terminate the Planned Offerings, or make new Offerings, as it sees fit, provided the terms of any such Offerings are consistent with the terms of the Purchase Plan.

     Eligibility.

      Rights to purchase stock may be granted under the Purchase Plan only to employees of the Company and its affiliates who have been employed by the Company or its participating affiliates for such continuous period preceding such grant as the Board may require, which period will not equal or exceed two years, and whose customary employment with the Company or its affiliates is at least 20 hours per week and at least five months per calendar year, unless otherwise determined by the Board. Officers of the Company are eligible to participate in Offerings. No rights may be granted under the Purchase Plan to any person who, at the time of the grant, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary.

      The Board may provide that if an employee becomes eligible to participate in the Purchase Plan during the course of an Offering, the employee may receive a right under that Offering. Such right will have the same characteristics as any rights originally granted under that Offering, except that (i) the Offering date will be the date such right is granted and (ii) the Offering period for such right will begin on its Offering date and end coincident with the end of the Offering, and (iii) the Board may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

      An eligible employee may be granted rights under the Purchase Plan only if such rights do not exceed such number of shares as has a fair market value (determined as of the Offering Date for such Offering) equal to (x) $25,000 multiplied by the number of calendar years in which the right under such Offering has been outstanding at any time, minus
(y) the fair market value of any other shares of Common Stock (determined as of the relevant Offering Date with respect to such shares) which, for purposes of the limitation of Section 423(b)(8) of the Internal Revenue Code of 1986, as amended (the "Code"), are attributed to any of such calendar years in which the right is outstanding.

      For the Planned Offerings the Board has decided that all employees who have been continuously employed by the Company or its subsidiaries for six months at the commencement of the relevant Planned Offering, who are not part-time employees or persons who hold five percent or more of the Company's common stock, are eligible to participate. Employees will not be able to join the Planned Offerings other than at the commencement of each such Offering.

     Rights; Purchase Price.

      On each Offering Date, each eligible employee will be granted the right to purchase shares of the Company's Common Stock with earnings that the employee has decided to set aside pursuant to the Purchase Plan. The number of shares purchasable depends on the amount of earnings set aside by the employee and the value of the Company's Common Stock at the commencement or purchase date, whichever is lower, provided that in no event may an employee acquire more than the maximum number of shares permitted by Section 423(b)(8) of the Code or the maximum number fixed by the Board for a particular Offering. For the Planned Offerings, the Board has limited participating employees to a maximum of 1,000 shares per Offering. The purchase price of stock acquired pursuant to rights granted under the Purchase Plan will be the lesser of
(i) 85 percent of the fair market value of the stock on the Offering date, or (ii) 85 percent of the fair market value of the stock on the date such stock is purchased.

     Transferability.

      Rights granted under the Purchase Plan are nontransferable except by will or the laws of descent and distribution, or to a designated beneficiary in the event of a participant's death, and may be exercised only by the person to whom such rights are granted.

     Purchase.

       On each Purchase Date, a participant's accumulated payroll deductions (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Purchase Plan, at the purchase price specified in the Offering. No fractional shares will be issued upon the exercise of rights granted under the Purchase Plan. "Purchase Date" is defined as the last day of each Offering (i.e., June 30 or December 31) if a trading day, or the last trading day immediately prior thereto. No rights granted under the Purchase Plan may be exercised to any extent unless the shares subject to exercise are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended.

     Escrow of Shares.

      During a period of three months following the last day of the currently authorized Offering, all shares purchased under the Purchase Plan on such day will be held in escrow by the Company or its designee as agent for the participants who own such shares and will not be transferable or assignable.

     Participation, Withdrawal and Termination.

      An eligible employee may become a participant in an Offering by authorizing payroll deductions of up to the maximum percentage of such employee's earnings during the purchase period, as specified by the Board. Payroll deductions made for a participant will be credited to an account for such participant under the Purchase Plan and deposited with the general funds of the Company. A participant may reduce, increase or begin payroll deductions after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the purchase period. In connection with the Planned Offerings, the Board has provided that a participant may not join an Offering in progress, nor change his or her level of participation during the Offering; however, the Board has decided to permit participants to withdraw from the Purchase Plan during such an Offering as described in the next paragraph.

      A participant may terminate payroll deductions under the Purchase Plan and withdraw from an Offering at any time during a purchase period by delivering to the Company a notice of withdrawal. Upon such withdrawal, the Company will distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant) under the Offering, without interest, and the participant's interest in that Offering will be automatically terminated. Such withdrawal will have no effect upon such participant's eligibility to participate in any other Offerings under the Purchase Plan, but the participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings.

      Rights granted under the Purchase Plan will terminate immediately upon cessation of a participating employee's employment, and the Company will distribute to such employee all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the terminated employee) without interest.

     Adjustment Provisions.

     If there is any change in the stock subject to the Purchase Plan or subject to any rights granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration), the Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to the Purchase Plan and the class, number of shares and price per share of stock subject to outstanding rights.

      In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company survives but shares of Common Stock preceding the merger are converted into other property (securities, cash or otherwise), or the sale of stock of the Company to a single purchaser or single group of affiliated purchasers after which less than 50 percent of the outstanding voting shares of the new or continuing corporation are owned by stockholders of the Company immediately before such transaction, then, as determined by the Board, the successor corporation may assume such outstanding rights or substitute similar rights, such rights may continue in full force and effect, or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering will be terminated.

     Amendment.

      The Board may amend the Purchase Plan at any time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for rights; (ii) modify the provisions as to eligibility for participation to the extent such modification requires stockholder approval in order for the Purchase Plan to satisfy the requirements of Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act; or (iii) modify the Purchase Plan in any other way if such modification requires stockholder approval in order for the Purchase Plan to satisfy the requirements of Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act.

     Termination Or Suspension.

      The Board may suspend or terminate the Purchase Plan at any time. No rights may be granted under the Purchase Plan while the Purchase Plan is suspended or after it is terminated.

     Federal Income Tax Information.

      The Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. A participant will be taxed on amounts withheld for the purchase of stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the stock acquired, and the method of taxation will depend upon the holding period of the purchased shares.

      It the stock is disposed of at least two years after the beginning of the Offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (b) the excess of the fair market value of the stock as of the beginning of the Offering period over the exercise price (which will generally be 85 percent of the fair market value of the stock at the beginning of the Offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition, and the Company may, in the future be required to withhold income taxes relating to such ordinary income. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is taxable to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss will be long- or short-term depending on whether the stock has been held for more than one year.

      There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed at ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of its tax reporting obligation).

     Required Vote

      Approval of the Purchase Plan requires the affirmative vote of the majority of shares present in person or represented by proxy and voting at the meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN.

                     EXECUTIVE COMPENSATION

     Summary Compensation Table

      The following table sets forth information regarding the compen sation for services in all capacities paid or accrued for the Fiscal Years indicated by the Company (a) to the Chief Executive Officer of the Company and (b) to the two other executive officers of the Company whose combined salary and bonuses exceeded $100,000 for Fiscal 1997. No other executive officer of the Company received salary and bonus of more than $100,000 during Fiscal 1997.

                                                  Long-Term
                     Annual Compensation        Compensation
                    ------------------------    ------------
                    Salary   Bonus    Other
                    ($)      ($)      Annual
                                      Compen-
                                      sation                Awards
                                       ($)                 ---------
                     Fiscal                                Securities  All Other
Name and Principal   Year                                  Underlying  Compen-
Principal            Ended                                 Options/    sation
Position             March                                 SARs          ($)
                      31,                                  (#)
------------------------------------------------------------------------------
David A.Derby        1997    249,995  0        2,250<F2>     0           21,804<F1>
President and Chief  1996    249,995  0        1,463<F2>     0              362<F1>
Executive Officer    1995    249,995  114,290    471<F2>     0           20,826<F3>

Richard W. Pershing  1997    119,995  0        2,730<F2>     0           18,192<F1>
Chairman of the      1996    119,995  0        1,931<F2>     0              778<F1>
Board                1995    119,995  57,145   3,552<F2>     0           20,826<F3>

William L. Stephan   1997    135,371  0          329<F2>     0           20,024<F1>
Vice President,      1996    130,000  0        1,332<F2>     0              753<F1>
Chief Financial      1995    120,016  57,145   2,236<F2>     0           20,826<F3>
Officer and
Treasurer

------------------------------
<F1> Represents    contributions   to   the   Company's    Non-Qualified
     Supplemental  Executive Profit Sharing Plan  and  earnings  accrual under that plan.

<F2> Amounts  paid under an arrangement by which the Company  reimburses officers of the Company for medical expenses not paid for under the Company's regular health insurance plan.

<F3> Represents  a  $10,260  contribution  to  the  Company's  Qualified
     Employee Profit Sharing Plan and a $10,566 contribution to the Company's Non-Qualified Supplemental Executive Profit Sharing Plan.


     Fiscal 1997 Option Grants

      No options were granted during Fiscal 1997 to the Company's executive officers.


     Fiscal Year 1997 Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

      The following table sets forth information with respect to the options held at the end of Fiscal 1997 by the Company's Chief Executive Officer and both of the other executive officers named in the Summary Compensation Table.

                                                                             Value of Unexercised
                                                Number of Unexercised      In-the-Money Options/SARs
                                                  Options/SARs at           at Fiscal Year End<F1>
                          Shares       Value      Fiscal Year-End (#)                   $
                        Acquired on  Realized   --------------------------  --------------------------
   Name                 Exercise (#)     ($)    Exercisable  Unexercisable  Exercisable  Unexercisable
-------------------     -----------   --------  -----------  -------------  -----------  -------------
David A. Derby, CEO      15,000        58,125      22,500      0             23,625        0

Richard W. Pershing       6,000        27,375       5,000      0               0           0

William L. Stephan          0             0        20,000      0              2,500        0

--------------------------------------
<F1> Market value of the underlying securities at fiscal year-end  minus the exercise price of "in the money" options.

     Employment Contracts and Indemnification Agreements

     Employment Contracts

      The Company has an employment agreement with Mr. Derby (the "Agreement") providing for Mr. Derby's services as President and Chief Executive Officer of the Company pursuant to which he is currently paid at an annual salary of $250,000, with vacation, holidays, insurance and other benefits permitted under policies established by the Board. The Agreement provides that, upon an assignment of the Agreement by the
Company, Mr. Derby has the right to terminate the Agreement if any successor entity is not acceptable to him. The Agreement will expire on April 30, 2000, unless sooner terminated under the terms of the Agreement. The Company may terminate the Agreement if Mr. Derby commits any material act of dishonesty in the discharge of his duties. The Company has a substantially similar employment agreement, which expires on April 30, 2000, with Mr. Pershing providing for Mr. Pershing's services as Chairman of the Board pursuant to which he is currently paid at an annual salary of $120,000.

     Indemnification Agreements

      Mr. Derby and both of the other executive officers identified in the Summary Compensation Table (as well as the Company's other officers and directors) are parties to Indemnification Agreements with the Company in substantially the form approved by the stockholders at the 1992 Annual Meeting.

     Loans

      In 1988, the Company established the Key Employee Stock Purchase Plan to assist key employees in acquiring an equity stake in the Company. Pursuant to the plan, Mr. Derby has been loaned money by the Company to acquire shares of the Company's Common Stock. Mr. Derby has outstanding a full recourse promissory note in the original principal amount of $164,000 payable to the Company on April 10, 1999, the proceeds of which he used to acquire 25,000 shares of Common Stock on April 11, 1988.

      In June 1995, Mr. Derby exercised an incentive stock option to acquire 15,000 shares of Common Stock granted to him under the 1985 Stock Option Plan. As partial payment for the exercise price, Mr. Derby was loaned $80,000 by the Company and he executed a full recourse promissory note in the same amount payable to the Company on June 11, 1998.

     Compensation Committee Report on Executive Compensation

      Set forth below is a report of the Compensation Committee with respect to the Company's compensation policies during Fiscal 1997 as they affect the Company's Chief Executive Officer and the Company's other executive officers.

     Compensation Policies For Executive Officers

      The Company's compensation policies for its executive officers are designed to provide compensation levels that are competitive with those of other similar companies and thereby to enable the Company to attract and retain qualified executives. More specifically, the Company's compensation policies aim, through a combination of base salary, annual bonus and equity-based compensation, to motivate officers to assist the Company in meeting the Company's annual and long-range business objectives and thereby to enhance stockholder value. The cumulative effect of the Company's compensation policies for executive officers is to tie such compensation closely to the Company's performance. Because net income recorded in Fiscal 1997 was low, there were no cash bonuses awarded to the executive officers during the year.

      Each of the Company's executive officers receives a base salary. The Company sets base salary for executive officers based upon a number of factors, including the particular qualifications of the executive, levels of pay for similar positions at public and private companies of comparable size and in comparable businesses to that of the Company, the degree to which the executive can help the Company achieve its goals, and direct negotiation with the executive.

     At present, the annual base salaries of Mr. Pershing as Chairman of the Board and Mr. Derby as Chief Executive Officer are $120,000 and $250,000, respectively. These base salaries have not changed since Fiscal 1995. The Company incurred a net loss in Fiscal 1996 and low net income in Fiscal 1997. Because financial performance was below Company objectives for those two fiscal years, the Compensation Committee believes salary increases were not appropriate.

      An important element of the Company's compensation for executive officers are bonuses which are tied closely to the Company's annual financial results. The executive officers named in the Summary Compensation Table participate in three bonus plans. The first of these is the Company's Qualified Employee Profit Sharing Plan (the "Qualified Plan"). The Qualified Plan provides employees with supplemental retirement benefits through a plan treated favorably for tax purposes. The Qualified Plan reflects the belief that some portion of all employees' compensation should be tied to the performance of the Company in order to provide a sound incentive to enhance that performance and to keep the Company's compensation policies competitive with those of other similar companies. All employees of the parent company, Datron Systems Incorporated, are eligible to participate in the Qualified Plan beginning on the April 1 following their date of employment. Annual contributions to the plan are determined by the Board. There were no contributions to the Qualified Plan during Fiscal 1997. Participant accounts in the Qualified Plan vest over a seven-year period beginning after three years of service.

      The  second bonus plan is the Company's Non-Qualified Supplemental
Executive  Profit  Sharing Plan (the "Non-Qualified  Plan").   The  Non-
Qualified Plan was established to provide the executive officers named in the Summary Compensation Table with retirement benefits in excess of those permitted by the Qualified Plan. The benefits provided by the Non-Qualified Plan are in the form of deferred compensation, which is not treated favorably for tax purposes. The Non-Qualified Plan is designed to supplement retirement benefits provided by the Qualified Plan, which are limited by federal regulation and which the Compensation Committee
believes  are not competitive with other similar companies.   The  Board
determines which executive officers are eligible to participate in the Non-Qualified Plan and the amount of annual contributions. Fiscal 1997 contributions to the Non-Qualified plan were $16,772 for Mr. Pershing, $20,500 for Mr. Derby and $18,546 for Mr. Stephan. Participant accounts in the Non-Qualified Plan vest over a seven-year period beginning after three years of service.

      The individuals identified in the Summary Compensation Table are also participants in the Company's Key Employee Incentive Plan (the "Key Employee Plan"). The Key Employee Plan further ties key executive compensation to Company financial performance by providing a bonus to be allocated among designated employees selected by the Board, upon recommendation by the Compensation Committee, after pre-determined profit goals and other criteria have been reached and after provision for the Qualified Plan and the Non-Qualified Plan. The income and profit goals for the Key Employee Plan, and the associated contributions to the bonus pool, are determined annually by the Board. There were no contributions to the Key Employee Plan during Fiscal 1997.

      The fourth element in the Company's executive officer compensation package is equity-based compensation. The Compensation Committee believes that by providing executive officers with an equity interest in the Company those officers are provided with additional incentives to work to maximize stockholder value over the long term. Such incentives have been provided principally by the granting of options under the Company's 1995 Stock Option Plan, which was approved by the stockholders at the 1995 Annual Meeting. Under the 1995 Stock Option Plan, options vest over a three-year period and are designed to encourage officers to continue in the employ of the Company. As such, they provide a longer term incentive than do the annual bonus plans. There were no stock options granted to executive officers during Fiscal 1997; however, in May 1997, the Compensation Committee granted 25,000 incentive stock options to Mr. Derby and 10,000 incentive stock options to Mr. Stephan under the 1995 Stock Option Plan. If the stockholders approve the Employee Stock Purchase Plan, which is described in Proposal 2 on page 4, that plan will provide further equity-based incentive compensation to Company employees, including its executive officers.

     CEO Compensation

      Mr. Derby has been President and Chief Executive Officer of the Company since 1982. Mr. Derby's base salary for Fiscal 1997 remained at $250,000 pursuant to his employment agreement. Mr. Derby's participation in the Company's Qualified Plan, Non-Qualified Plan, and Key Employee Plan, pursuant to which his bonus is determined, provides an incentive to maximize Company profitability on an annual basis. Through his equity ownership in the Company, consisting of 66,694 shares of Common Stock and options to purchase 47,500 shares of Common Stock (and, if the plan is approved by the stockholders, his participation in the Employee Stock Purchase Plan), Mr. Derby shares with the other stockholders of the Company a significant stake in the long-range success of the Company's business.


     COMPENSATION COMMITTEE

     Kent P. Ainsworth
     Adrian C. Cassidy
     Peter F. Scott


     Compensation Committee and Insider Participation

      As noted above, during Fiscal 1997 executive compensation policy was set by the Compensation Committee. Each member of the Compensation Committee is a non-employee director of the Company.

                 COMPARATIVE STOCK PERFORMANCE

     Set forth below are line graphs which illustrate for the purpose of comparison the percentage change in the cumulative total stockholder return on the Company's Common Stock from March 31, 1992 through March 31, 1997 with the percentage change in the cumulative total return over the same period on (i) the CRSP Index for the NASDAQ Stock Market - U.S. Companies, and (ii) the CRSP Index for the NASDAQ Stock Market - Communications Equipment Companies. This graph assumes an initial investment of $100 in each of the Company's Common Stock, the CRSP Index for the NASDAQ Stock Market - U.S. Companies and the CRSP Index for the NASDAQ Stock Market - Communications Equipment Companies on March 31, 1992 and that all dividends, if any, were reinvested.



COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
AMONG DATRON SYSTEMS INCORPORATED, CRSP NASDAQ-U.S. COMPANIES AND
CRSP NASDAQ-COMMUNICATIONS EQUIPMENT COMPANIES

                       [GRAPH APPEARS HERE]

Measurement Period
(Fiscal Year Covered)
---------------------
                                        CRSP Index    CRSP Index-NASDAQ
                                        NASDAQ        Communications
Measurement       Datron Systems        Equipment     Equipment
Point               Incorporated        Companies      Companies
------------      --------------       -----------    ----------------
FYE 3/31/92             $100              $100            $100
FYE 3/31/93              $56              $115            $128
FYE 3/31/94             $113              $124            $174
FYE 3/31/95             $140              $138            $235
FYE 3/31/96             $140              $187            $343
FYE 3/31/97             $107              $208            $311


                 SECURITY OWNERSHIP OF CERTAIN
                BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth as of June 23, 1997 certain information concerning (a) each person known to the Company to own beneficially more than 5% of the Common Stock, (b) each of the executive officers named in the Summary Compensation Table, and (c) all directors and executive officers as a group.


Name/Address                    Shares of
of Beneficial Owner             Common Stock<F1>   % of Class
--------------------------      ---------------   ----------
Heartland Advisors, Inc.        537,200<F2>        20.2%
790 North Milwaukee Street
Milwaukee, WI  53202

Dimensional Fund Advisors       151,304<F3>         5.7%
1299 Ocean Avenue,
11th Floor
Santa Monica, CA  90401

Shufro, Rose & Ehrman           149,500             5.6%
745 Fifth Avenue
New York, NY  10151-0108

Denise Hale                     136,594<F4>         5.1%
835 Market Street,
Room 300
San Francisco, CA  94103

David A. Derby                   89,194<F5>         3.3%

Richard W. Pershing              25,226<F5>         1.0%

William L. Stephan               21,000<F5>         0.8%

All directors and                183,630<F5>        6.7%
executive officers
as a group (8 persons)

---------------------------------------
<F1>  Information with respect to beneficial ownership is based upon information furnished by each stockholder or contained in filings made with the Securities and Exchange Commission.

<F2>  The shares of common stock are held of record in various investment advisory accounts of Heartland Advisors, Inc. ("Heartland"), including 250,000 shares held by the Heartland Value Fund.
     Heartland has sole voting and dispositive power as to 481,200 shares and sole dispositive, but no voting power as to 56,000 shares.

<F3>  Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 151,304 shares of the Company's Common Stock as of March 31, 1997, all of which shares are held in portfolios of DFA Investment
     Dimensions Group Inc., a registered open-end investment company, or in series of The DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and the DFA Participating Group
     Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

<F4>  Includes 54,091 shares owned of record by a revocable trust of which Mrs. Hale is one of three trustees and the sole beneficiary, and 82,503 shares owned of record by Mrs. Hale.

<F5>  Includes 22,500, 5,000 and 20,000 shares obtainable upon the exercise of stock options held by Messrs. Derby, Pershing, and Stephan, respectively.

                 INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP has acted as the Company's independent auditors since March 1983. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.


                 ANNUAL REPORT TO STOCKHOLDERS

     The Company's Annual Report to Stockholders for the year ended March 31, 1997, containing the audited consolidated balance sheets as of March 31, 1997 and March 31, 1996 and the related consolidated statements of income, stockholders' equity and cash flows for each of the past three fiscal years, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.


                     STOCKHOLDER PROPOSALS

     The Company will, in future proxy statements of the Board, include stockholder proposals complying with the applicable rules of the Securities and Exchange Commission and any applicable state laws. In order for a proposal by a stockholder to be included in the proxy statement of the Board relating to the Annual Meeting of Stockholders to be held in 1998, the proposal must be received in writing by the Secretary of the Company no later than March 10, 1998.


                         OTHER MATTERS

     The Board knows of no other matters that will be presented at the Annual Meeting. If, however, any matter is properly presented at the Annual Meeting, the proxy solicited hereby will be voted in accordance with the judgment of the proxyholders.


                                  By Order of the Board of Directors



                                   Victor A. Hebert
                                   Secretary

Escondido, California
July 8, 1997



YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTPAID
ENVELOPE.

                               APPENDIX A


                       DATRON SYSTEMS INCORPORATED

                      EMPLOYEE STOCK PURCHASE PLAN

                     Adopted Effective July 1, 1997

               Approved by Stockholders ____________, 1997


1.   PURPOSE

      (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Datron Systems Incorporated, a Delaware corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

      (b) The word "Affiliate" as used in the Plan means any parent or subsidiary corporation of the Company, as those terms are defined in
Section  424  of  the  Internal Revenue Code of 1986,  as  amended  (the
"Code").

      (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

      (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.   ADMINISTRATION.

      (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board may delegate administration of the Plan to a Committee, as provided in subparagraph 2(c).

      (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

           (i) To determine when and how rights to purchase Common Stock of the Company shall be granted (each such grant of rights, an "Offering") and the provisions governing each Offering (which need not be identical).

           (ii)   To designate from time to time which Affiliates of the
Company  shall  be  eligible  to  participate  in  the  Plan  (each,   a
"Participating Affiliate").

           (iii) To construe and interpret the Plan and each Offering, and to establish, amend and revoke rules and regulations for the administration of the Plan. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or any Offering, in a manner and to the extent it shall deem necessary or expedient to make the Plan or any Offering fully effective.

          (iv) To amend the Plan as provided in paragraph 11.

           (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code and each Offering be treated as a grant of options pursuant to such Plan.

      (c) The Board may delegate administration of the Plan to a committee of one or more members of the Board (the "Committee"). If administration is delegated to a Committee (which may be a newly formed or pre-existing committee of the Board), the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may at any time revest in the Board the administration of the Plan and may reverse or override any decision of the Committee.

3.   SHARES SUBJECT TO THE PLAN.

          The number of shares of Common Stock that may be sold pursuant to rights granted under the Plan shall not exceed two hundred thousand (200,000) (appropriately adjusted for the effect of any stock split, stock dividend or the like) of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for issuance under the Plan.

4.   GRANT OF RIGHTS;  OFFERING.

      The Board or the Committee may from time to time provide for an Offering on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be of rights to purchase Common Stock, shall be only to Eligible Employees, as defined below, shall comply with the requirement of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges and shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, provided, that the terms of any such Offerings shall be consistent with the Plan (including without limitation the provisions of paragraphs 5 through 8 hereof). Each Offering shall specify the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan with respect to such Offering.

5.   ELIGIBILITY.

      (a) Rights may be granted only to employees of the Company or any Participating Affiliate. Except as provided in subparagraph 5(b), an employee of the Company or any Participating Affiliate shall not be eligible to be granted rights under the Plan unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require for such Offering, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee, no employee of the Company or any Participating Affiliate shall be eligible to be granted rights under the Plan unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year. Employees who meet the eligibility requirements for a particular Offering shall be "Eligible Employees" for purposes of such Offering.

      (b) The Board or the Committee may provide in connection with any Offering that each person who, during the course of such Offering, first becomes an Eligible Employee, will, on a date or dates specified in the Offering which occurs on or after the day on which such person becomes an Eligible Employee, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering except that:

          (i) the date on which such right is granted to such Eligible Employee shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

           (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of the then current Offering (or, if there is then more than one current Offering, the end of the most recently commenced Offering); and

          (iii) the Board or the Committee may provide that if each such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

      (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of
Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

      (d) The number of shares of Common Stock an Eligible Employee may purchase on any Purchase Date in an Offering shall not exceed such number of shares as has a fair market value (determined as of the Offering Date for such Offering) equal to (x) $25,000 multiplied by the number of calendar years in which the right under such Offering has been outstanding at any time, minus (y) the fair market value of any other shares of Common Stock (determined as of the relevant Offering Date with respect to such shares) which, for purposes of the limitation of Section 423(b)(8) of the Code, are attributed to any of such calendar years in which the right is outstanding. The amount in clause (y) of the previous sentence shall be determined in accordance with regulations applicable under Section 423(b)(8) of the Code based on (i) the number of shares previously purchased with respect to such calendar years pursuant to such Offering or any other Offering under the Plan, or pursuant to any other Company plans intended to qualify as "employee stock purchase plans" under Section 423 of the Code, and (ii) the number of shares subject to other rights outstanding on the Offering Date for such Offering pursuant to the Plan or any other such Company plan.

      (e) Officers of the Company and any Participating Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in connection with any particular Offering that employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate in such Offering.

6.   RIGHTS;  PURCHASE PRICE.

      (a) On each Offering Date, unless a lesser amount is set by the Board or Committee for such Offering pursuant to paragraph 6(c) below, and subject to the maximum set forth in paragraph 5(d) above, each Eligible Employee for such Offering shall be granted the right to purchase, for each 1% of such employee's Earnings designated by such employee pursuant to Section 7 (but not exceeding ten percent (10%), the number of shares of Company Common Stock determined by dividing $25,000 by the fair market value of a share of Common Stock on the Offering Date, dividing the result by the maximum number of percentage points of Earnings that an employee may designate for such Offering, and multiplying the result by the number of calendar years included in whole or in part in the period from the Offering Date to the end of the Offering. The Board or Committee may define "Earnings" for purposes of any Offering, consistently with the requirements of Section 423 of the Code.

      (b) The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering. If no Purchase Date for an Offering is designated, such Offering shall have one Purchase Date occurring on the last day that the Company's stock is traded during the period of the Offering.

      (c) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering that is less than that provided in clause (a) above. The Board or Committee may also limit the percentage of Earnings that can be designated for withholding in connection with any Offering to a percentage less than ten percent (10%). In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

      (d) Unless a greater price is specified for an Offering, and subject to the requirements of the Code in the event the Board or Committee elects to permit Eligible Employees to receive rights during an Offering pursuant to paragraph 5(b), the purchase price of stock acquired pursuant to rights granted under the Plan shall be the lesser of:

           (i) eighty-five (85%) of the fair market value of the stock on the Offering Date; or

           (ii) eighty-five (85%) of the fair market value of the stock on the Purchase Date.

7.   PARTICIPATION;  WITHDRAWAL;  TERMINATION.

      (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the
Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company and shall not bear interest. Participants may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. Participants may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

      (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

      (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

      (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.   EXERCISE.

      (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

      (b)   No  rights  granted under the Plan may be exercised  to  any extent  unless  shares  under  the Plan  are  covered  by  an  effective registration statement pursuant to the Securities Act of 1993, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

      (c) Shares of stock of the Company that are purchased may be registered in the name of the participant or jointly in the name of the participant and his or her spouse as joint tenants with right of survivorship or community property or in the name of a living trust that the participant has established on his own behalf.

9.   RIGHTS AS A STOCKHOLDER; NO EFFECT ON EMPLOYMENT AT WILL.

      A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the Stock records of the Company. Nothing herein shall create any rights on the part of any employee to continuing employment.

10.  ADJUSTMENTS UPON CHANGES IN STOCK.

      (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or other transaction not involving the receipt of consideration by the Company), then, subject to clause (b) below, the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company or the issuance by or exercise of, options, warrants or right to acquire Common Stock or convertible securities shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

      (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

11.  AMENDMENT OF THE PLAN.

      (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

           (i) Increase the number of shares reserved for rights under the Plan;

          (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3); or

            (iii) Modify the plan in any other way if such modification requires stockholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

      (b) Subject to paragraph 12, rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

12.  DESIGNATION OF BENEFICIARY.

      (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

      (b) Such designation of a beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

13.  TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

14.  EFFECTIVE DATE OF THE PLAN.

     The Plan shall become effective on the date specified by the Board, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

PROXY

                 DATRON SYSTEMS INCORPORATED
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoint(s) DAVID A. DERBY and WILLIAM L. STEPHAN, or either one of them, each with full power of substitution, the lawful attorneys and proxies of the undersigned to vote as designated below, and, in their discretion, upon such other business as may properly be presented to the meeting, all of the shares of DATRON SYSTEMS INCORPORATED which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders to be held on August 18, 1997, and at any adjournments or postponements thereof.

   (Continued, and to be marked, dated and signed, on the other side)

-----------------------------------------------------------------------

Please mark your vote as indicated in this example [X]

1. To elect as director, Richard W. Pershing, David A. Derby, Kent P. Ainsworth, Michael F. Bigham, Adrian C. Cassidy, Peter F. Scott and Robert D. Sherer.

     FOR all nominees listed (except as indicated below)    [ ]
     WITHOLD AUTHORITY to vote (as to all nominees)         [ ]

     To withhold authority to vote for one or more individual nominees, write such name(s) on the line provided below:
     ___________________________________________________________

2.   To approve the Employee Stock Purchase Plan.

     FOR approval of the Plan                               [ ]
     AGAINST APPROVAL of the Plan                           [ ]
     ABSTAIN with respect to the Plan                       [ ]

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES OR PROPOSALS LISTED ABOVE. This proxy may be revoked at any time prior to the time it is voted by any means described in the accompanying Proxy Statement.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTPAID ENVELOPE.

(Signature)_______________(Signature)___________Date___________,1997

Please date and sign exactly as name(s) appear(s) hereon. If shares are held jointly, each holder must sign. Please give full title and capacity in which signing if not signing as an individual.